UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_________________

Date of Report
(Date of earliest
event reported):	May 30, 2008

Whiting Petroleum Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-31899	20-0098515
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

1700 Broadway, Suite 2300, Denver, Colorado 80290-2300
(Address of principal executive offices, including ZIP code)
(303) 837-1661
(Registrant’s telephone number, including area code)

_________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. §230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. §240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. §240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. §240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

        On May 30, 2008, Whiting Oil and Gas Corporation (“Whiting Oil and Gas”), a wholly-owned subsidiary of Whiting Petroleum Corporation (the “Company”), completed its acquisition of interests in producing gas wells and development acreage in the Flat Rock field in Uinta County, Utah, as well as gas gathering facilities (the “Acquisition”), pursuant to the terms of Purchase and Sale Agreements (the “Agreements”) with Chicago Energy Associates, LLC and its affiliate, Comet Resources LLC (collectively, the “Sellers”). Pursuant to the terms of the Agreements, Whiting Oil and Gas paid the Sellers $365 million in cash with an effective date of the acquisition of January 1, 2008. The Company financed the acquisition with borrowings under its existing bank credit facility.

        Copies of the Agreements are filed as Exhibit 2.1 and Exhibit 2.2 to this Current Report on Form 8-K. The foregoing description of the Agreements and the transactions contemplated therein is qualified in its entirety by reference to such exhibit. There are representations and warranties contained in the Agreements, which were made by the parties to each other as of specific dates. The assertions embodied in these representations and warranties were made solely for purposes of the Agreements and may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating its terms. Moreover, certain representations and warranties may not be accurate or complete as of any specified date because they are subject to a contractual standard of materiality that is different from certain standards generally applicable to stockholders or were used for the purpose of allocating risk between the parties rather than establishing matters as facts. Based upon the foregoing reasons, investors should not rely on the representations and warranties as statements of factual information.

Item 7.01.	Regulation FD Disclosure.

        A copy of the Company’s press release announcing the completion of the Acquisition and updating the Company guidance for the impact of the Acquisition is furnished as Exhibit 99.1 to this report.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired. Not applicable.

(b)	Pro Forma Financial Information. Not applicable.

(c)	Shell Company Transactions. Not applicable.

(d)	Exhibits:

(2.1)	Purchase and Sale Agreement, between Chicago Energy Associates, LLC and Whiting Oil and Gas Corporation [Incorporated by reference to Exhibit 2.1 to Whiting Petroleum Corporation’s Current Report on Form 8-K dated May 4, 2008 (File No. 001-31899)].*

(2.2)	Purchase and Sale Agreement, between Comet Resources LLC and Whiting Oil and Gas Corporation [Incorporated by reference to Exhibit 2.2 to Whiting Petroleum Corporation’s Current Report on Form 8-K dated May 4, 2008 (File No. 001-31899)].*

(99.1)	Press Release of Whiting Petroleum Corporation, dated May 30, 2008.

*	All schedules and exhibits to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Company agrees to furnish supplementally a copy of all omitted schedules and exhibits to the Securities and Exchange Commission upon its request.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHITING PETROLEUM CORPORATION
Date: June 2, 2008	By: /s/ Michael J. Stevens
Michael J. Stevens
Vice President and
Chief Financial Officer

WHITING PETROLEUM CORPORATION
FORM 8-K
EXHIBIT INDEX

Exhibit
Number	Description

(2.1)	Purchase and Sale Agreement, between Chicago Energy Associates, LLC and Whiting Oil and Gas Corporation [Incorporated by reference to Exhibit 2.1 to Whiting Petroleum Corporation’s Current Report on Form 8-K dated May 4, 2008 (File No. 001-31899)].*

(2.2)	Purchase and Sale Agreement, between Comet Resources LLC and Whiting Oil and Gas Corporation [Incorporated by reference to Exhibit 2.2 to Whiting Petroleum Corporation’s Current Report on Form 8-K dated May 4, 2008 (File No. 001-31899)].*

(99.1)	Press Release of Whiting Petroleum Corporation, dated May 30, 2008.

*	All schedules and exhibits to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Company agrees to furnish supplementally a copy of all omitted schedules and exhibits to the Securities and Exchange Commission upon its request.